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                        PAPERCLIP IMAGING SOFTWARE, INC.
                  AMENDED AND RESTATED 1995 STOCK OPTION PLAN
                  -------------------------------------------

         PAPERCLIP IMAGING SOFTWARE, INC. hereby adopts an amended and restated stock option plan upon and subject to the terms and provisions set forth below for the benefit of certain of its key employees, directors, former directors, consultants, and other persons who have conferred substantial benefit upon the Company.

         1. Definitions. The following terms shall have the meanings set forth below whenever used in this instrument:

         (a) The word "Board" shall mean the Board of Directors of the Company.

         (b) The word "Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time (Title 26 of the United States Code).

         (c) The word "Committee" shall mean the Compensation Committee designated by the Board to administer the Plan and consisting of either the full Board or at least two directors, each of whom is an "outside director" as that term is defined for purposes of
             Section 162(m) of the Code. Until there are members of the Board who qualify as "outside directors," the Committee shall consist of the full Board.

         (d) The words "Common Stock" shall mean the common shares, $.01 par value per share, of the Company.

         (e) The word "Company" shall mean PaperClip Imaging Software, Inc., a Delaware Corporation, and any successor thereto which shall maintain this Plan.

         (f) The words "Fair Market Value" shall have the meaning set forth in
             Section 7(a) hereof.

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         (g) The words "Incentive Stock Option" shall mean any option which qualifies as an incentive stock option under terms of Section 422 of the Code or any successor provision thereto.

         (h) The words "Key Employee" shall mean any person whose performance as an employee of the Company or a Subsidiary is, in the judgment of the Committee, important to the successful operation of the Company or a Subsidiary.

         (i) The words "Non-Qualified Stock Option" shall mean an option granted under Section 7 of the Plan that is not an Incentive Stock Option, including any option granted under Section 8 hereof.

         (j) The word "Optionee" shall mean any Key Employee, director, former director, or consultant or other person (who has conferred substantial benefit upon the Company), to whom a stock option has been granted pursuant to this Plan.

         (k) The word "Parent" shall mean any corporation which owns, directly or indirectly, stock of the Company possessing at least 50% of the total combined voting power of all classes of stock of the Company.

         (l) The word "Plan" shall mean the PaperClip Imaging Software, Inc. Amended and Restated 1995 Stock Option Plan, as set forth in this document, and as it may be amended hereafter.

         (m) The word "Subsidiary" shall mean any corporation in which the Company owns, directly or indirectly, stock possessing at least 50% of the total combined voting power of all classes of stock of such corporation.

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         (n) The words "Substantial Shareholder" shall mean any Optionee who owns more than 10% of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary. Ownership shall be determined in accordance with
             Section 424(d) of the Code and lawful applicable regulations thereof.

         2. Purpose of the Plan. The purpose of the Plan is to provide Key Employees, directors, former directors, consultants, and other persons who have conferred substantial benefit upon the Company, with greater incentive to serve and promote the interests of the Company and its shareholders and/or to reward such persons for extraordinary services rendered to the Company or on its behalf or substantial benefit conferred upon it. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to such Key Employees, directors, former directors, consultants, and other persons who have conferred substantial benefit upon the Company, as may be selected to participate in the Plan, options to purchase Common Stock on the terms and subject to the conditions set forth in the Plan.

         3. Effective Date of the Plan. The Plan became effective as of May 1, 1995, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company, which was obtained in May 1995.

         4. Administration of the Plan. (a) The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be acts of the Committee.

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         (b) Subject to the terms and conditions of the Plan and applicable law, and except as provided in Section 8 hereof, and in addition to the other authorizations granted to the Committee under the Plan, the Committee shall have full and final authority in its absolute discretion:

         (i) to select the Key Employees, former directors, consultants, and other persons who have conferred substantial benefit upon the Company, other than any member of the Board, to whom options will be granted;

         (ii) to determine the number of shares of Common Stock subject to any option; (iii) to determine the time when options will be granted; (iv) to determine the terms and conditions of any option; (v) to determine the time when each option may be exercised; (vi) to determine at the time of grant of an option whether and to what extent such option is an Incentive Stock Option;

         (vii) to prescribe the form of the option agreements governing the options which are granted under the Plan and to set the provisions of such option agreements as the Committee may deem necessary or desirable, provided such provisions are not contrary to the terms and conditions of either the Plan or, where the option is an Incentive Stock Option, Section 422 of the Code;

         (viii) to adopt, amend, and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and

         (ix) to construe, interpret and administer the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all

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

                other determinations deemed necessary or advisable for the administration of the Plan.

         (c) Any decision made or action taken by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations, shall, to the extent permitted by law, be conclusive and binding upon all Optionees under the Plan and upon any person claiming under or through such an Optionee. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and the Board shall be entitled to rely upon the advice, opinions or valuations of any such persons. Neither the Committee nor any of its members shall be liable for any act taken in good faith by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

         5. Persons Eligible for Options. Subject to the restrictions herein contained, options may be granted from time to time in the discretion of the Committee only to such Key Employees, former directors, consultants and other persons who have conferred substantial benefit upon the Company, as designated by the Committee, whose initiative and efforts, in the Committee's judgment, have contributed or may be expected to contribute to the continued growth and future success of the Company and/or its Subsidiaries. Except as provided in
Section 8 hereof, the Board shall not be eligible to receive an option under the Plan. No option shall be granted to any Key Employee during any period of time when he is on leave of absence. The Committee may grant more than one option to the same Optionee.

         6. Shares Subject to the Plan. (a) Subject to the provisions of paragraph (b) of this Section 6, the aggregate number of shares of Common Stock for which options may be granted under

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the Plan shall be 1,000,000 shares of Common Stock (as adjusted for a 2 for 1 stock split effective as of May 31, 1996), each of which may be the subject of an Incentive Stock Option as the Committee may determine in its sole discretion. Either treasury or authorized and unissued shares of Common Stock, or both, in such amounts, within the maximum limit of the Plan, as the Committee shall from time to time determine, may be so issued. All shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan to any Optionee. If an option granted under this Plan is exercised, any Common Stock which is the subject thereof shall not thereafter be available for reoffering under the Plan.

         (b) In the event that subsequent to the date of adoption of the Plan by the Board, the outstanding shares of Common Stock are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, including without limitation any transaction described in Section 424(a) of the Code, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option granted under the Plan and each share of Common Stock available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be exchanged, (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to options, the provisions of the Plan, and option agreement as may be appropriate, equitable and in

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compliance with the provisions of Section 424(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to each Optionee; provided, however, in each case, that (y) with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provision thereto; and (z) any such adjustment shall provide for the elimination of fractional shares.

         7. Option Provisions. The Committee is hereby authorized to grant options to Key Employees, former directors, consultants and other persons who have conferred substantial benefit upon the Company, as designated by the Committee, upon the following terms and conditions (except to the extent otherwise provided in Section 8 hereof) and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

         (a) Option Price. The option price per share of Common Stock which is the subject of an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the option is granted; provided, however, that if a Key Employee to whom an Incentive Stock Option is granted is, at the time of the grant, a Substantial Shareholder, the option price per share of Common Stock shall be determined by the Committee but shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the option is granted. The option price per share of Common Stock under each option granted pursuant to the Plan which is not an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the option is granted, unless the Board shall have approved a lower

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percentage with respect to such option. Such Fair Market Value shall be determined in accordance with procedures to be established by the Committee (the "Fair Market Value"). The day on which the Committee approves the granting of an option shall be deemed for all purposes hereunder the date on which the option is granted.

         (b) Term of Option. The Committee shall determine when each option is to expire, but no option shall be exercisable after ten (10) years have elapsed from the date upon which the option is granted; provided, however, that no Incentive Stock Option granted to a person who is a Substantial Shareholder at the time of the grant of such option shall be exercisable after five (5) years have elapsed from the date upon which the option is granted.

         (c) Limitation on Exercise and Transfer of Option. Except as otherwise provided in paragraph (e) of this Section 7, only the Optionee (personally) may exercise an option; provided, however, that, under applicable law with respect to any option that is not an Incentive Stock Option, a guardian or other legal representative who has been duly appointed for such Optionee may exercise such option on behalf of the Optionee. Subject to Section 422 of the Code, no option granted hereunder, and no right under any such option, shall be assignable, alienable, saleable or transferable otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, an Optionee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Optionee, and to receive any property distributable, with respect to any option upon the death of the Optionee. No option granted hereunder, and no right under any such option, may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process and any purported pledge,

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hypothecation, execution or attachment thereof shall be void and unenforceable against the Company or any Parent or Subsidiary.

         (d) Conditions Governing Exercise of Option. The Committee may, in its absolute discretion, either require that, prior to the exercise of any option granted hereunder, the Optionee shall have been an employee for a specified period of time after the date such option was granted, or make any option granted hereunder immediately exercisable. Each option shall be subject to such additional restrictions or conditions with respect to the time and method of exercise as shall be prescribed by the Committee. Upon satisfaction of any such conditions, the option (including an option granted under the provision for automatic grants contained in Section 8 hereof) may be exercised in whole or in part at any time during the option period. Options shall be exercised by the Optionee giving written notice to the Company of the Optionee's exercise of the option accompanied by full payment of the purchase price either in cash or, with the consent of the Committee, in whole or in part (i) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes (and otherwise meeting any other requirements to avoid such charge) having a Fair Market Value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made or (ii) pursuant to a broker-assisted cashless-exercise program established by the Committee; provided in each case that such methods avoid "short-swing" profits to the Optionee under Section 16(b) of the Exchange Act. Notwithstanding any of the foregoing, the alternative referenced in (ii) shall not be available with respect to Incentive Stock Options outstanding as of the date of stockholder approval of the Plan. A dissolution or liquidation of the Company or, unless the surviving corporation assumes said options, a merger or consolidation in which the Company is not the surviving

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corporation, shall cause each outstanding option to terminate, provided that during the option term each Optionee shall have the right during the period prescribed in the option agreement prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his option in whole or in part.

         (e) Termination of Employment, Etc. If an Optionee who is a Key Employee ceases to be an employee of the Company, and all Subsidiaries, his option shall, unless otherwise provided in Section 8 hereof or in the option agreement between the Optionee and the Company, terminate on the date which is three (3) months after such date to exercise all or any part of the option. An Optionee's employment shall not be deemed to have terminated while he is on a military, sick or other bona fide approved leave of absence from the Company or a Subsidiary as such a leave of absence is described in Section 1.421-7(h) of the Federal Income Tax Regulations or any lawful successor regulations thereto. If the stock option is an Incentive Stock Option, no option agreement shall:

         (i) permit any Optionee to exercise any Incentive Stock Option more than three (3) months after the date the Optionee ceased to be employed by the Company or any Subsidiary if the reason for the Optionee's cessation of employment was other than his death or his disability (as such term is defined by Section 22(e)(3) of the Code); or

         (ii) permit any Optionee to exercise any Incentive Stock Option more than twelve (l2) months after the date the Optionee ceased to be employed by the Company or any Subsidiary if the reason for the Optionee's cessation of employment was the Optionee's disability (as such term is defined by Section 22(e)(3) of the Code); or

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

         (iii) permit any person to exercise any Incentive Stock Option more than twelve (l2) months after the date the optionee ceased to be employed by the Company or any Subsidiary if either (A) the reason for the Optionee's cessation of employment was his death or (B) the Optionee died within three (3) months after ceasing to be employed by the Company or any Subsidiary.

If any option is, by the terms of the option agreement related to such option, exercisable following the Optionee's death, then such option shall be exercisable by the Optionee' estate, or the person designated in the Optionee's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

         (f) Limitations on Grant of Incentive Stock Options. During the calendar year in which any Incentive Stock Option granted under this Plan, or any other plan of the Company or a Parent or Subsidiary, first becomes exercisable, the aggregate Fair Market Value of the shares of Common Stock which are subject to such Incentive Stock Option (determined as of the date the Incentive Stock Option was granted) shall not exceed the sum of One Hundred Thousand dollars ($100,000). Options which are not designated as Incentive Stock Options shall not be subject to the limitations described in the preceding sentence and shall not be counted when applying such limitation.

         (g) Prohibition of Alternative Options. It is intended that Optionees who are Key Employees may be granted, simultaneously or from time to time, Incentive Stock Options or other stock options, but no Key Employees shall be granted alternative rights in Incentive Stock Options and other stock options so as to prevent options granted as Incentive Stock Options from qualifying as such within the meaning of Section 422 of the Code.

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         8. Options Awarded to Directors. Each director who is a member of the
Board and an executive officer of the Company on December 31 of a year during the term of the Plan shall automatically be granted a Non-Qualified Stock Option to purchase one percent (1%) of the outstanding Common Stock of the Company on the date of grant on the first business day of the following year. Each director who is a member of the Board and is not an executive officer of the Company on December 31 of a year during the term of the Plan shall automatically be granted a Non-Qualified Stock Option to purchase one-fourth of one percent (1/4%) of the outstanding Common Stock of the Company on the date of grant. All options granted pursuant to this Section 8 shall (a) be at an exercise price per share of Common Stock equal to 100% of the Fair Market Value of a share of Common Stock on the date of the grant; (b) have a term of ten (10) years; (c) terminate (i) three months after termination of a director's service as a director of the Company (or if the director is also an employee or consultant of the Company, three months after termination of such director's service in all such capacities) for any reason other than disability (as such term is defined by Section 22(e)(3) of the Code) or death, (ii) three
(3) months after the date the director ceases to serve as a director of the Company due to disability (as such term is defined by Section 22 (e)(3) of the Code), or (iii) (A) twelve (12) months after the date the director ceases to serve as a director due to death or (B) three months after the death of the director if the director died during the three month period following the date the director ceased to serve as a director of the Company due to disability (as such term is defined by Section 22 (e)(3) of the Code); and (d) be otherwise on the same terms and conditions as all other options granted pursuant to the Plan. Notwithstanding any of the foregoing, the Company reserves the right to grant options to directors under the other

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provisions of the Plan upon the Committee being composed of at least two
"outside directors" and to dispense, at that time, with the automatic option grants to directors provided in this Section 8.

         9. Amendments to the Plan. (a) Except to the extent prohibited by applicable law and unless otherwise expressly provided in an option agreement or in the Plan, the Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of the Company's shareholders, shall any action of the Committee or the Board result in:

            (i) amending, modifying or altering the eligibility requirements provided in Section 5 hereof; or

            (ii) increasing or decreasing, except as provided in Section 6 hereof, the maximum number of shares of Common Stock for which options may be granted; or

            (iii) decreasing the minimum option price per share of Common Stock at which options may be granted under the Plan, as provided in Section 7(a) hereof; or

            (iv) extending either the maximum term during which an option is exercisable as provided in Section 7(b) hereof or the date on which the Plan shall be terminated as provided in Section 14 hereof; or

            (v)   changing the requirements relating to the Committee; or

            (vi) making any other change which would cause any option granted under the Plan as an Incentive Stock Option not to qualify as an Incentive Stock Option; or

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            (vii) amending, modifying or altering the plan to the extent that such action would require approval of the Company's shareholders under Section 162 (m) of the Code;

except as necessary to conform the Plan and the option agreements to changes in the Code or other governing law. However, no such amendment, modification or alteration shall, without the consent of the option holders, adversely affect their rights and obligations under their outstanding options.

         (b) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option granted under the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect.

         10. Election to Have Shares Withheld. Except with respect to an option which at the time of grant was intended to be an Incentive Stock Option, in combination with or in substitution for cash withholding or any other legal method of satisfying federal and state withholding tax liability, an Optionee may elect to participate in a broker-assisted cashless-exercise program and have the proceeds of the shares of Common Stock held by the Optionee sold pursuant to such broker-assisted cashless-exercise program withheld by the Company in order to satisfy federal and state withholding tax liability (a "share withholding election"); provided, (i) the Committee shall not have revoked its advance approval of the option holder's share withholding election; and (ii) the election to satisfy such tax liability through such broker-assisted cashless-exercise program is made on or prior to the date on which the amount of withholding tax liability is determined.

         11. Investment Representation, Approvals and Listing. The Committee may condition its grant of any option hereunder upon receipt of an investment representation from the Optionee which shall be substantially similar to the following:

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

              "Optionee agrees that any shares of Common Stock of PaperClip Imaging Software, Inc. (the "Company") which he may acquire by virtue of the exercise of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the underlying shares of Common Stock of the Company which are subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event there is presented to the Company an opinion of counsel satisfactory to counsel for the Company to the effect that the offer or sale of the shares of Common Stock of the Company which are subject to this option may lawfully be made without registration under the Securities Act of 1933, as amended."

The Company shall not be required to issue any certificates for shares of Common Stock upon the exercise of an option granted under the Plan prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange on which the shares of Common Stock may be listed, (iii) completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable, and (iv) obtaining an investment representation from the Optionee in the form set forth above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

         12. General Purposes.

         (a) No Right to Awards or Equal Terms. No Key Employee, consultant, former director or other person who has conferred substantial benefit upon the Company shall have any claim to be

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

granted an option under the Plan. The form and substance of option agreements, whether granted at the same or different times, need not be identical.

         (b) No Limit on Other Plans. Nothing contained in the Plan shall prevent the Company or any Parent or Subsidiary from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) No Right to be Employed, Etc. Nothing in the Plan or in any option agreement shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary, or to serve as a member of the Board, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such option agreement, or to interfere with or limit either the right of the Company or any Subsidiary to terminate the employment of such Optionee at any time or the right of the shareholders of the Company to remove him as a member of the Board with or without cause.

         (d) Optionee Does Not Have Rights of Shareholder. Nothing contained in the Plan or in any option agreement shall be construed as entitling any Optionee to any rights of a shareholder as a result of the grant of an option until such time as shares of Common Stock are actually issued to such Optionee pursuant to the exercise of an option.

         (e) Successors in Interest. The Plan shall be binding upon the successors and assigns of the Company.

         (f) No Liability Upon Distribution of Shares. The liability of the Company under the Plan and any distribution of shares or Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan.

         (g) Use of Proceeds. The cash proceeds received by the Company from the issuance of shares of Common Stock pursuant to the Plan will be used for general corporate purposes.

         (h) Expenses. The expenses of administering the Plan shall be borne by the Company.

         (i) Captions. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

         (j) Number. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context may required.

         (k) Gender. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

         (l) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any option granted under the Plan, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto shall be canceled, terminated, or otherwise eliminated.

         (m) Severability. If any provision of the Plan or any option granted under the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any option granted under the Plan under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void and stricken and the remainder of the Plan and any such option shall remain in full force and effect.

         13. Deductibility of Compensation under the Plan. Prior to the termination of the "reliance period" set forth in Treasury Regulation Section 1.162-27(f)(2), the Committee shall determine whether and what actions to take to ensure that options granted under the Plan after the expiration of the "reliance period" constitute "performance-based compensation" within the meaning of Section 162(m) of the Code. After the expiration of the "reliance period," provided that the Committee consists solely of "outside directors," the Company believes that options under the Plan will be exempt from the limitations of Section 162(m) of the Code as "performance-based" compensation.

         14. Termination of the Plan. The Plan shall terminate upon the earlier of (i) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued, (ii) the termination of the Plan by the Board, or (iii) on March 1, 2005, and thereafter no options shall be granted under the Plan. All options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms of the option agreements governing such options and the terms and conditions of the Plan, and unless otherwise provided in the Plan or in the applicable option agreement, the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such option or to waive any conditions or rights under any such option, and the authority of the Board to amend the Plan, shall extend beyond such date.

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